                                                                      Exhibit 24

                               THE ROUSE COMPANY
                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors of THE ROUSE COMPANY, a Maryland corporation, constitute and appoint ANTHONY W. DEERING, JEFFREY H. DONAHUE and GORDON H. GLENN, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority (i) to sign for the undersigned, and in their respective names as directors of the Company, the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2000 that is to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and any amendment or amendments to such Annual Report on Form 10-K, and (ii) to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.

Dated:    February 22, 2001

                                /s/ David H. Benson
                                ------------------------------------------(SEAL)
                                David H. Benson


                                /s/ Jeremiah E. Casey
                                ------------------------------------------(SEAL)
                                Jeremiah E. Casey


                                /s/ Platt W. Davis, III
                                ------------------------------------------(SEAL)
                                Platt W. Davis, III


                                /s/ Anthony W. Deering
                                ------------------------------------------(SEAL)
                                Anthony W. Deering



                                /s/ Mathias J. DeVito
                                ------------------------------------------(SEAL)
                                Mathias J. DeVito


                                /s/ Rohit M. Desai
                                ------------------------------------------(SEAL)
                                Rohit M. Desai
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                               /s/ Juanita T. James
                               -------------------------------------------(SEAL)
                               Juanita T. James


                               /s/ Thomas J. McHugh
                               -------------------------------------------(SEAL)
                               Thomas J. McHugh


                               /s/ Hanne M. Merriman
                               -------------------------------------------(SEAL)
                               Hanne M. Merriman



                               /s/ Roger W. Schipke
                               -------------------------------------------(SEAL)
                               Roger W. Schipke


                               /s/ Gerard J. M. Vlak
                               -------------------------------------------(SEAL)
                               Gerard J. M. Vlak

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